UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 31, 2018

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2018, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2018, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated July 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	July 1, 2018	July 2, 2017
NET SALES	$6,132	$5,078
Cost of sales	4,692	3,827
GROSS MARGIN	1,440	1,251
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	613	606
Research, development and engineering expenses	219	175
Equity, royalty and interest income from investees	110	98
Other operating income (expense), net	4	18
OPERATING INCOME	722	586
Interest income	10	5
Interest expense	28	21
Other income, net	11	29
INCOME BEFORE INCOME TAXES	715	599
Income tax expense	161	158
CONSOLIDATED NET INCOME	554	441
Less: Net income attributable to noncontrolling interests	9	17
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$545	$424

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$3.33	$2.53
Diluted	$3.32	$2.53

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	163.8	167.3
Diluted	164.3	167.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$1.025

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	July 1, 2018	July 2, 2017
NET SALES	$11,702	$9,667
Cost of sales	9,062	7,284
GROSS MARGIN	2,640	2,383
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,190	1,153
Research, development and engineering expenses	429	333
Equity, royalty and interest income from investees	225	206
Other operating income (expense), net	6	23
OPERATING INCOME	1,252	1,126
Interest income	17	7
Interest expense	52	39
Other income, net	21	53
INCOME BEFORE INCOME TAXES	1,238	1,147
Income tax expense	359	301
CONSOLIDATED NET INCOME	879	846
Less: Net income attributable to noncontrolling interests	9	26
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$870	$820

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$5.30	$4.90
Diluted	$5.27	$4.88

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	164.3	167.4
Diluted	165.0	167.9

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.16	$2.05

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	July 1, 2018	December 31, 2017
ASSETS
Current assets
Cash and cash equivalents	$1,318	$1,369
Marketable securities	214	198
Total cash, cash equivalents and marketable securities	1,532	1,567
Accounts and notes receivable, net	4,095	3,618
Inventories	3,559	3,166
Prepaid expenses and other current assets	649	577
Total current assets	9,835	8,928
Long-term assets
Property, plant and equipment, net	3,824	3,927
Investments and advances related to equity method investees	1,303	1,156
Goodwill	1,079	1,082
Other intangible assets, net	940	973
Pension assets	1,022	1,043
Other assets	912	966
Total assets	$18,915	$18,075

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,981	$2,579
Loans payable	55	57
Commercial paper	802	298
Accrued compensation, benefits and retirement costs	468	811
Current portion of accrued product warranty	464	454
Current portion of deferred revenue	479	500
Other accrued expenses	806	915
Current maturities of long-term debt	49	63
Total current liabilities	6,104	5,677
Long-term liabilities
Long-term debt	1,556	1,588
Postretirement benefits other than pensions	289	289
Pensions	331	330
Other liabilities and deferred revenue	2,441	2,027
Total liabilities	$10,721	$9,911

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,239	$2,210
Retained earnings	12,009	11,464
Treasury stock, at cost, 59.1 and 56.7 shares	(5,276)	(4,905)
Common stock held by employee benefits trust, at cost, 0.5 and 0.5 shares	(6)	(7)
Accumulated other comprehensive loss	(1,667)	(1,503)
Total Cummins Inc. shareholders’ equity	7,299	7,259
Noncontrolling interests	895	905
Total equity	$8,194	$8,164
Total liabilities and equity	$18,915	$18,075

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Six months ended
In millions	July 1, 2018	July 2, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$879	$846
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	308	284
Deferred income taxes	(21)	—
Equity in income of investees, net of dividends	(163)	(132)
Pension contributions under (in excess of) expense, net	25	(44)
Other post retirement benefits payments in excess of expense, net	—	(8)
Stock-based compensation expense	28	23
Loss contingency payments	(65)	—
Translation and hedging activities	(21)	31
Changes in current assets and liabilities
Accounts and notes receivable	(555)	(488)
Inventories	(475)	(264)
Other current assets	(42)	21
Accounts payable	442	403
Accrued expenses	94	132
Changes in other liabilities and deferred revenue	5	103
Other, net	34	(81)
Net cash provided by operating activities	473	826

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(186)	(182)
Investments in internal use software	(35)	(40)
Investments in and advances to equity investees	(15)	(64)
Investments in marketable securities—acquisitions	(143)	(69)
Investments in marketable securities—liquidations	116	162
Cash flows from derivatives not designated as hedges	(9)	19
Other, net	36	14
Net cash used in investing activities	(236)	(160)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (payments) of commercial paper	504	(78)
Payments on borrowings and capital lease obligations	(33)	(29)
Distributions to noncontrolling interests	(11)	(10)
Dividend payments on common stock	(355)	(343)
Repurchases of common stock	(379)	(120)
Other, net	21	36
Net cash used in financing activities	(253)	(544)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(35)	51
Net (decrease) increase in cash and cash equivalents	(51)	173
Cash and cash equivalents at beginning of year	1,369	1,120
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,318	$1,293

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Electrified Power (1)	Total Segment	Intersegment Eliminations (2)	Total
	Three months ended July 1, 2018
	External sales	$2,050	$1,988	$1,402	$691	$1	$6,132	$—	$6,132
	Intersegment sales	646	6	485	555	—	1,692	(1,692)	—
	Total sales	2,696	1,994	1,887	1,246	1	7,824	(1,692)	6,132
	Research, development and engineering expenses	76	5	62	60	16	219	—	219
	Equity, royalty and interest income from investees	67	11	14	18	—	110	—	110
	Interest income	3	3	2	2	—	10	—	10
	Segment EBITDA	362	145	237	186	(21)	909	(12)	897
	Depreciation and amortization (3)	47	27	47	32	1	154	—	154

	EBITDA as a percentage of total sales	13.4%	7.3%	12.6%	14.9%	NM	11.6%		14.6%

	Three months ended July 2, 2017
	External sales	$1,711	$1,716	$1,064	$587	$—	$5,078	$—	$5,078
	Intersegment sales	596	6	390	430	—	1,422	(1,422)	—
	Total sales	2,307	1,722	1,454	1,017	—	6,500	(1,422)	5,078
	Research, development and engineering expenses	63	4	58	50	—	175	—	175
	Equity, royalty and interest income from investees	56	13	15	14	—	98	—	98
	Interest income	2	1	1	1	—	5	—	5
	Segment EBITDA	323	127	228	90	—	768	(4)	764
	Depreciation and amortization (3)	46	31	38	29	—	144	—	144

	EBITDA as a percentage of total sales	14.0%	7.4%	15.7%	8.8%	—%	11.8%		15.0%

"NM" - not meaningful information
(1)
We formed the Electrified Power Segment effective January 1, 2018. Our Electrified Power segment provides fully electric and hybrid powertrain solutions along with innovative components and subsystems to serve all our markets as they adopt electrification, meeting the needs of our original equipment manufacturer partners and end customers.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended July 1, 2018 and July 2, 2017.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." A portion of depreciation expense is included in "Research, development and engineering expenses" above.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Electrified Power (1)	Total Segment	Intersegment Eliminations (2)	Total
	Six months ended July 1, 2018
	External sales	$3,863	$3,835	$2,715	$1,286	$3	$11,702	$—	$11,702
	Intersegment sales	1,279	12	925	1,034	—	3,250	(3,250)	—
	Total sales	5,142	3,847	3,640	2,320	3	14,952	(3,250)	11,702
	Research, development and engineering expenses	155	10	124	117	23	429	—	429
	Equity, royalty and interest income from investees	134	24	30	37	—	225	—	225
	Interest income	5	5	3	4	—	17	—	17
	Segment EBITDA	648	268	464	328	(31)	1,677	(80)	1,597
	Depreciation and amortization (3)	96	54	93	62	2	307	—	307

	EBITDA as a percentage of total sales	12.6%	7.0%	12.7%	14.1%	NM	11.2%		13.6%

	Six months ended July 2, 2017
	External sales	$3,168	$3,353	$2,044	$1,102	$—	$9,667	$—	$9,667
	Intersegment sales	1,162	14	754	797	—	2,727	(2,727)	—
	Total sales	4,330	3,367	2,798	1,899	—	12,394	(2,727)	9,667
	Research, development and engineering expenses	117	8	108	100	—	333	—	333
	Equity, royalty and interest income from investees	128	24	28	26	—	206	—	206
	Interest income	3	2	1	1	—	7	—	7
	Segment EBITDA	596	257	444	175	—	1,472	(3)	1,469
	Depreciation and amortization (3)	90	61	75	57	—	283	—	283

	EBITDA as a percentage of total sales	13.8%	7.6%	15.9%	9.2%	—%	11.9%		15.2%

"NM" - not meaningful information
(1)
We formed the Electrified Power Segment effective January 1, 2018. Our Electrified Power segment provides fully electric and hybrid powertrain solutions along with innovative components and subsystems to serve all our markets as they adopt electrification, meeting the needs of our original equipment manufacturer partners and end customers.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the six months ended July 1, 2018 and July 2, 2017.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $1 million for both six month periods ended July 1, 2018 and July 2, 2017. A portion of depreciation expense is included in "Research, development and engineering expenses" above.

CUMMINS INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT INFORMATION
(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Six months ended
In millions	July 1, 2018	July 2, 2017	July 1, 2018	July 2, 2017
Total EBITDA	$897	$764	$1,597	$1,469
Less:
Depreciation and amortization	154	144	307	283
Interest expense	28	21	52	39
Income before income taxes	$715	$599	$1,238	$1,147

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Six months ended
In millions	July 1, 2018	July 2, 2017	July 1, 2018	July 2, 2017
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	$24	$22	$45	$55
Dongfeng Cummins Engine Company, Ltd.	17	19	34	41
Chongqing Cummins Engine Company, Ltd.	15	10	32	19
Cummins Westport, Inc.	6	4	12	5
Dongfeng Cummins Emission Solutions Co., Ltd.	4	4	9	7
All other manufacturers	24	19	49	39
Distribution entities
Komatsu Cummins Chile, Ltda.	6	8	13	15
Cummins share of net income	96	86	194	181
Royalty and interest income	14	12	31	25
Equity, royalty and interest income from investees	$110	$98	$225	$206

PENSIONS AND OTHER POSTRETIREMENT BENEFITS

On January 1, 2018, we retroactively adopted the new accounting standard related to the presentation of pension and other postretirement benefit costs, which resulted in the adjustment of prior period balances in the Condensed Consolidated Statements of Income by the following amounts:

	Favorable / (Unfavorable)
	2017					2016
In millions	Q1	Q2	Q3	Q4	Total	Total
Cost of sales	$4	$2	$2	$2	$10	$6
Selling, general and administrative expenses	(10)	(10)	(9)	(10)	(39)	(53)
Research, development and engineering expenses (1)	—	(1)	—	(1)	(2)	(1)
Total change in operating income	(6)	(9)	(7)	(9)	(31)	(48)
Other non operating income, net	6	9	7	9	31	48
Total change in income before income taxes	$—	$—	$—	$—	$—	$—
ENGINE SYSTEM CAMPAIGN ACCRUAL
During 2017, the California Air Resources Board (CARB) and the U.S. Environmental Protection Agency (EPA) selected certain of our pre-2013 model year engine systems for additional emissions testing. Some of these engine systems failed CARB and EPA tests as a result of degradation of an aftertreatment component. We recorded charges of $36 million to cost of sales in our Consolidated Statements of Income during 2017 for the then expected cost of field campaigns to repair some of these engine systems. We concluded based upon additional emission testing performed, and further discussions with the EPA and CARB in the first quarter of 2018, that the field campaigns should be expanded to include a larger population of our engine systems that are subject to the aftertreatment component degradation, including our model years 2010 through 2015. As a result, we recorded an additional charge of $187 million, or $0.87 per share, to cost of sales in our Condensed Consolidated Statements of Income ($94 million recorded in the Components segment and $93 million in the Engine segment) in the first quarter of 2018.
In the second quarter of 2018, we reached agreement with the CARB and EPA regarding our plans to address the affected populations. In finalizing our plans, we have increased the number of systems to be addressed through hardware replacement

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

compared to our assumptions last quarter. As a result of this agreement and considering that the hardware replacement solution is a higher cost approach than that previously assumed on some of the engine systems, we recorded an additional charge of $181 million, or $0.85 per share, to cost of sales in our Condensed Consolidated Statements of Income ($91 million recorded in the Engine segment and $90 million in the Components segment) in the second quarter of 2018. With the additional charge in the second quarter of 2018, the total accrual related to this matter is $404 million, which represents our best estimate of the cost to execute the campaigns. The campaigns will launch in phases across the affected population and are expected to begin in the third quarter of 2018 with a projection to be substantially completed by December 31, 2020.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Reconciliation of Non GAAP measures - Earnings before interest, income taxes, noncontrolling interests, depreciation and amortization (EBITDA)

Effective January 1, 2018, we use EBITDA as a primary basis for the Chief Operating Decision Maker to evaluate the performance of each of our operating segments and our consolidated results. It is also a component in measuring our variable compensation programs. We believe EBITDA is a useful measure for our operating performance as it assists investors and debt holders in comparing our performance on a consistent basis without regard for financing methods, capital structure, income taxes or depreciation and amortization methods, which can vary significantly depending upon many factors. Our 2017 and 2016 EBITDA measures, as restated, were as follows:

In millions	Engine	Distribution	Components	Power Systems	Total Segment	Intersegment Eliminations	Total
2017
Q1	$273	$130	$216	$85	$704	$1	$705
Q2	323	127	228	90	768	(4)	764
Q3	276	120	259	111	766	22	788
Q4	271	123	214	125	733	36	769
2017 Total	$1,143	$500	$917	$411	$2,971	$55	$3,026

2016 Total	$849	$508	$774	$378	$2,509	$17	$2,526

EBITDA is not in accordance with, or an alternative for, accounting principles generally accepted in the United States (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data; however, the amounts included in the EBITDA calculation are derived from amounts included in the Condensed Consolidated Statements of Income. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBITDA for each of the applicable periods:

	Three months ended		Six months ended
In millions	July 1, 2018	July 2, 2017	July 1, 2018	July 2, 2017
Net income attributable to Cummins Inc.	$545	$424	$870	$820

Net income attributable to Cummins Inc. as a percentage of net sales	8.9%	8.3%	7.4%	8.5%

Add:
Net income attributable to noncontrolling interests	9	17	9	26
Consolidated net income	554	441	879	846

Add:
Interest expense	28	21	52	39
Income tax expense	161	158	359	301
Depreciation and amortization	154	144	307	283
EBITDA	$897	$764	$1,597	$1,469

EBITDA as a percentage of net sales	14.6%	15.0%	13.6%	15.2%

Add: Engine system campaign charge	181	—	368	—

EBITDA, excluding engine system campaign charge	$1,078	$764	$1,965	$1,469

EBITDA, excluding engine system campaign charge, as a percentage of net sales	17.6%	15.0%	16.8%	15.2%

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding discrete tax items

We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for GAAP and may not be consistent with measures used by other companies. This should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding discrete tax items for the following periods:

	Three months ended
	July 1, 2018		July 2, 2017
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$545	$3.32	$424	$2.53
Add:
Discrete tax items	(4)	(0.03)	—	—
Net income attributable to Cummins Inc. excluding discrete tax items	$541	$3.29	$424	$2.53

	Six months ended
	July 1, 2018		July 2, 2017
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$870	$5.27	$820	$4.88
Add:
Discrete tax items	74	0.45	—	—
Net income attributable to Cummins Inc. excluding discrete tax items	$944	$5.72	$820	$4.88

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$815	$920	$—	$—	$1,735
Medium-duty truck and bus	692	777	—	—	1,469
Light-duty automotive	402	444	—	—	846
Off-highway	537	555	—	—	1,092
Total sales	$2,446	$2,696	$—	$—	$5,142

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$776	$730	$2,840
Medium-duty truck and bus	544	701	625	643	2,513
Light-duty automotive	423	429	452	423	1,727
Off-highway	436	463	483	491	1,873
Total sales	$2,023	$2,307	$2,336	$2,287	$8,953
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2018
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	26,600	32,000	—	—	58,600
Medium-duty	74,000	83,500	—	—	157,500
Light-duty	61,900	68,500	—	—	130,400
Total units	162,500	184,000	—	—	346,500

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	28,100	24,500	95,900
Medium-duty	60,300	71,600	68,500	67,700	268,100
Light-duty	63,100	65,600	66,300	62,500	257,500
Total units	142,600	161,300	162,900	154,700	621,500

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$808	$817	$—	$—	$1,625
Engines	367	461	—	—	828
Service	352	370	—	—	722
Power generation	326	346	—	—	672
Total sales	$1,853	$1,994	$—	$—	$3,847

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$768	$768	$3,040
Engines	275	314	342	438	1,369
Service	319	320	326	347	1,312
Power generation	306	329	317	385	1,337
Total sales	$1,645	$1,722	$1,753	$1,938	$7,058
Component Segment Sales by Business
Sales for our Components segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$775	$841	$—	$—	$1,616
Turbo technologies	340	355	—	—	695
Filtration	320	324	—	—	644
Electronics and fuel systems	201	226	—	—	427
Automated transmissions	117	141	—	—	258
Total sales	$1,753	$1,887	$—	$—	$3,640

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$696	$689	$2,675
Turbo technologies	287	307	297	288	1,179
Filtration	277	291	287	298	1,153
Electronics and fuel systems	164	182	184	188	718
Automated transmissions	—	—	69	95	164
Total sales	$1,344	$1,454	$1,533	$1,558	$5,889

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line
Sales for our Power Systems segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$571	$666	$—	$—	$1,237
Industrial	414	483	—	—	897
Generator technologies	89	97	—	—	186
Total sales	$1,074	$1,246	$—	$—	$2,320

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$580	$629	$2,305
Industrial	275	353	385	386	1,399
Generator technologies	81	94	91	88	354
Total sales	$882	$1,017	$1,056	$1,103	$4,058